Exhibit 99.1

                             JOINT FILING AGREEMENT

                            PURSUANT TO RULE 13d-1(k)

         The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D may be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained herein or therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

DATED:  May 12, 2008



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
GTH LLC                                           CENTERBRIDGE CAPITAL PARTNERS, L.P.

                                                  By: Centerbridge Associates, L.P.,
                                                  its General Partner
                                                  By: Centerbridge GP Investors, LLC,
                                                  its General Partner

By:   /s/ Brian F. Corey                          By:  /s/ Lance N. West
      -----------------------------------              -------------------------
      Name:   Brian F. Corey                           Name:  Lance N. West
      Title:  Senior Vice President,                   Title: Senior Managing Director
              General Counsel and Secretary

CENTERBRIDGE CAPITAL PARTNERS SBS, L.P.           CENTERBRIDGE CAPITAL PARTNERS  AIV II, L.P.

By: Centerbridge Associates, L.P.,                By: Centerbridge Associates, L.P.,
its General Partner                               its General Partner
By: Centerbridge GP Investors, LLC,               By: Centerbridge GP Investors, LLC,
its General Partner                               its General Partner

By:   /s/ Lance N. West                          By:   /s/ Lance N. West
      -----------------------------------              -------------------------
      Name:   Lance N. West                            Name:  Lance N. West
      Title:  Senior Managing Director                 Title: Senior Managing Director


CENTERBRIDGE CAPITAL PARTNERS STRATEGIC AIV II, L.P.   CENTERBRIDGE CAPITAL PARTNERS, AIV III, L.P.

By: Centerbridge Associates, L.P.,                     By: Centerbridge Associates, L.P.,
its General Partner                                    its General Partner
By: Centerbridge GP Investors, LLC,                    By: Centerbridge GP Investors, LLC,
its General Partner                                    its General Partner

By:   /s/ Lance N. West                          By:   /s/ Lance N. West
      -----------------------------------              -------------------------
      Name:   Lance N. West                            Name:  Lance N. West
      Title:  Senior Managing Director                 Title: Senior Managing Director

CENTERBRIDGE CAPITAL PARTNERS STRATEGIC AIV III, L.P.  CENTERBRIDGE CAPITAL PARTNERS STRATEGIC, L.P.

By: Centerbridge Associates, L.P.,                     By: Centerbridge Associates, L.P.,
its General Partner                                    its General Partner
By: Centerbridge GP Investors, LLC,                    By: Centerbridge GP Investors, LLC,
its General Partner                                    its General Partner

By:   /s/ Lance N. West                          By:   /s/ Lance N. West
      -----------------------------------              -------------------------
      Name:   Lance N. West                            Name:  Lance N. West
      Title:  Senior Managing Director                 Title: Senior Managing Director

CENTERBRIDGE ASSOCIATES, L.P.                          CENTERBRIDGE GP INVESTORS, LLC

By: Centerbridge GP Investors, LLC,
its General Partner

By:   /s/ Jeffrey H. Aronson                     By:   /s/ Jeffrey H. Aronson
      -----------------------------------              -------------------------
      Name:    Jeffrey H. Aronson                      Name:  Jeffrey H. Aronson
      Title:   Managing Director                       Title: Managing Director



By:  /s/ Jeffrey H. Aronson
     ---------------------------                By:   /s/ Mark T. Gallogly
     Name:   Jeffrey H. Aronson                       --------------------------
                                                      Name: Mark T. Gallogly

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